                          STOCK SUBSCRIPTION AGREEMENT

     THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of _____________, by and between Interpacket Group, Inc., a California corporation (the "Company"), and _________________ ("Purchaser").

                                R E C I T A L S:

     A. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, Shares (as hereinafter defined) of the Company, subject to the terms and conditions set forth in this Agreement.

     B. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to be bound by the terms and conditions set forth below.

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1. SALES AND PURCHASE OF SHARES. The Company hereby agrees to sell to Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, ________ shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock"), at a price of $___ per Share, for an aggregate purchase price of $_________. Purchaser has delivered to the Company, and the Company hereby acknowledges receipt of a wire transfer or Purchaser's check in the amount of the purchase price in exchange for a certificate representing the Shares.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Purchaser as follows:

          (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.

          (b) VALID ISSUANCE OF SHARES. The Shares, have been duly and validly authorized for issuance by the Company, and when issued pursuant to the terms hereof, will be validly and legally issued, fully paid and non-assessable.

          (c) AUTHORITY. The Company has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement thereof, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows:

          (a) PURCHASER'S OWN ACCOUNT. Purchaser is acquiring the Shares for investment purposes only, for his, her or its own account and not as nominee or agent for any other person, firm or corporation and not for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser represents to the Company that he, she or it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D under the Securities Act) and that, by reason of his, her or its business and financial experience, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of such investment. In that regard, Purchaser has accurately completed the "Purchaser Qualification Statement" attached hereto as Schedule A, verifying his, her or its status as an accredited investor.

          (b) ACCESS TO INFORMATION. Purchaser has carefully reviewed the information set forth in the Company's ___________ Business Plan (the "Business Plan") and the Company's _________________ projections (the "Projections"). Purchaser (i) is familiar with the business of the Company, (ii) has had an opportunity to discuss with representatives of the Company the condition of and prospects for the continued operation and financing of the Company and such other matters as Purchaser has deemed appropriate in considering whether to invest in the Shares and has had the opportunity to have his, her or its questions regarding the information set forth in the Business Plan and/or the Projections fully and completely answered by the Company, and (iii) has been provided access to all available information about the Company reasonably requested by Purchaser.

          (c) SHARES NOT REGISTERED. Purchaser understands that the Shares have not been registered under the Securities Act or registered or qualified under the securities laws of any state and that Purchaser may not transfer the Shares unless they are subsequently registered under the Securities Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits transfers without such registration and qualification. Purchaser further acknowledges and agrees that the certificates evidencing such shares and each instrument or certificate issued in exchange therefor will bear a legend indicating all restrictions on transfer.

          (d) AUTHORITY. This Agreement, when duly executed and delivered by Purchaser, shall constitute the legal, valid, binding and enforceable obligation of Purchaser, enforceable against the Purchaser in accordance with its terms.


                                       2.
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     4.   MISCELLANEOUS.

          (a) MARKET STAND-OFF. Purchaser agrees that such Purchaser will not sell, transfer or otherwise dispose of any Shares held thereby for a period of up to one hundred and eighty (180) days following the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended, with respect to the registration by the Company of shares of Common Stock for offer and sale to the public. Purchaser agrees to execute and deliver such agreements as may be reasonably requested by the Company or it underwriter(s) with respect to such offering that are consistent with and give effect to the restrictions on sale set forth in this Section 4(a). Purchaser also acknowledges that the Company may impose stop-transfer instructions with respect to the Shares held by Purchaser until the end of such one hundred eighty
(180) period.

          (b) LEGENDS ON CERTIFICATES. Any and all certificates now or hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable state securities laws and regulations.

          (c) FURTHER ASSURANCES. Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (d) NOTICES. Except as otherwise provided herein, all notices, requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, (a) if sent to the Company at 1901 Main Street, 2nd Floor, Santa Monica, California 90405, fax no.
(310) 382-3310 and (b) if to Purchaser at the address and telecopy number set forth on the signature page hereof.


                                       3.
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          (e)  AMENDMENTS. This Agreement may be amended only by a written agreement executed by both of the parties hereto.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          (g) DISPUTES. In the event of any dispute among the parties arising out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (h) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (i) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the Company's and the Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (j) HEADINGS. Introductory headings at the beginning of each section and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (k) COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.


                                       4.
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                  INTERPACKET GROUP, INC.


                                  By:
                                      ------------------------------------
                                      Jon Gans
                                      Chief Executive Officer



                                  PURCHASER:



                                  ----------------------------------------

                                  ----------------------------------------
                                  Print Name


                                  PURCHASER'S ADDRESS:

                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------
                                  Telephone:
                                            ------------------------------
                                  Fax No.:
                                          --------------------------------


                                       5.
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                                   SCHEDULE A


                                                       ----------------------
                                                          Name of Purchaser
                                                       (Please Print or Type)

                                    PURCHASER
                            QUALIFICATION STATEMENT(1)


          (a) If the Purchaser is an individual, please indicate with an "X" the manner in which such person qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"):

__________     (1)  a natural person whose individual net worth(2) (or joint net worth with such person's spouse) exceeds $1,000,000; or

__________     (2)  a natural person who had an individual income(3) in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income(4) in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year; or

__________     (3)  a director or executive officer of the Company;

          (b) If the Purchaser is an individual, please answer questions 1-3 of this subparagraph (b):

               (1)  Occupation of Purchaser:

                    ----------------------------------

--------------

     (1) For purposes hereof, the "COMPANY" means Interpacket Group, Inc.

     (2) For purposes of this item, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage debt.

     (3) For purposes of this item, "individual income" generally means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse.

     (4) For purposes of this item, "joint income" generally means adjusted gross income as reported for Federal income tax purposes, INCLUDING any income attributable to a spouse or to property owned by a spouse.


                                      A-1.

__________     (2)  Name of employer:


__________     (3)  Business address, if different from mailing address in
                    Subscription Agreement, of Purchaser:

                    ----------------------------------
                    ----------------------------------
                    ----------------------------------

     (c) If the Purchaser is NOT an individual (i.e., a corporation, partnership, a limited liability company, trust or other entity), please indicate with an "X" the manner in which such entity qualifies as an "accredited investor" pursuant to the Act:

__________     (1)  a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

__________     (2)  a broker or dealer registered pursuant to Section 15 of the
                    Securities Exchange Act of 1934, as amended;

__________     (3)  an insurance company as defined in Section 2(13) of the Act;

__________     (4)  an investment company registered under the Investment
                    Company Act of 1940, as amended;

__________     (5)  a business development company as defined in Section
                    2(a)(48) of the Investment Company Act of 1940, as amended;

__________     (6)  a Small Business Investment Company licensed by the U.S.
                    Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

__________     (7)  a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

               (8) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if either

__________          (A)  the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a


                                      A-2.

                         bank, savings and loan association, insurance company or registered investment adviser,

__________          (B)  the employee benefit plan has total assets in excess of
                         $5,000,000, or

__________          (C)  such a plan is a self-directed plan with investment
                         decisions made solely by persons that are "accredited investors;"

__________     (9)  a private business development company as defined in Section
                    202(a)(22) of the Investment Advisers Act of 1940, as amended;

__________     (10) one of the following entities which was not formed for the specific purpose of making an investment in the Partnership and which has total assets in excess of $5,000,000:

                    (A) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

                    (B) a corporation, limited liability company or partnership; or

                    (C)  a Massachusetts or similar business trust;

__________     (11) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring limited partner interests of the Partnership, whose purchase of the limited partner interests offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

__________     (12) an entity in which all of the equity owners are "accredited investors."

          (d) If the Purchaser is NOT an individual (i.e., a corporation, partnership, limited liability company, trust or other entity), please mark either (1) or (2) of this subparagraph (d) with an "X":

__________     (1)  the Purchaser was not organized or reorganized for the purpose of acquiring Shares; or

__________     (2)  if the Purchaser was organized or reorganized for the purpose of acquiring Shares, the number of stockholders, partners, members or other owners, direct or indirect, of the subscriber is ____________ and all such stockholders, partners or other investors are "accredited investors."


                                      A-3.